Imperial Fund Mortgage Trust 2022-NQM2 ABS-15G

Exhibit 99.5

Data Compare Summary
2022-NQM2_Imperial Fund II_2-22-22_FINAL
Run Date - 2/22/2022 9:45:00 AM
Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	30	441	6.80%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	6	441	1.36%	All variances were spelling differences in the tape vs on the note.
Coborrower First Name	0	441	0.00%
Coborrower Last Name	0	441	0.00%
# of Units	5	441	1.13%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. Thi saccounted for all 5 variances.
Contract Sales Price	7	297	2.36%	Mission noted that in all but two of the instances these were due to decimal points. In the two instances where there was a difference it was due to an contract amendment change before closing.
Debt Service Coverage Ratio	118	168	70.24%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DSCR calculations met Guidelines.
Borrower Qualifying FICO	27	441	6.12%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Total Income	142	441	32.20%	All variances were the result of differences in captured income sources. In many cases underwriting only captured income necessary to qualify where we may have captured full income or vice versa. In all cases Mission verified all income and reserve Guideline requirements were met.
Occupancy	0	441	0.00%
First Payment Date	0	441	0.00%
Primary Appraised Value for LTV	11	441	2.49%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or Desk review secondary valuations. Mission verified in each case that the lower valuation met guideline requirements or an exception with compensating factors was present.
Note Date	5	441	1.13%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. Thi saccounted for all 5 variances.
Original Note Interest Rate	0	441	0.00%
Original Loan Amount	0	441	0.00%
Original LTV	11	441	2.49%	Mission verified in each case that the lower LTV met guideline requirements or an exception with compensating factors was present.
Original P&I	0	441	0.00%
Property Type	29	441	6.58%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements.
Purpose	0	441	0.00%
Refi Purpose	0	441	0.00%
Street	0	441	0.00%
City	0	441	0.00%
State	0	441	0.00%
Zip	0	441	0.00%

Total